UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest reported) July 26, 2005
Microfield Group, Inc.
(Exact name of registrant as specified in its charter

Oregon	000-26226	93-0935149

(State or other jurisdiction of incorporation)	Commission file number	(IRS Employer Identification No.)

1631 NW Thurman, Suite 200, Portland, OR	97209

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(503) 419-3580

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 acquisition or disposition of assets
ITEM 7.01. regulation fd disclosure
ITEM 9.01. financial statements and exhibits
SIGNATURES
EXHIBIT 2.1
EXHIBIT 2.2
EXHIBIT 99.1

ITEM 2.01 acquisition or disposition of assets.
     (a) Description of Transaction.
     Microfield Group, Inc., an Oregon corporation (“Microfield”), acquired, via merger, Christenson Electric, Inc., an Oregon corporation (“CEI”). CEI merged with Microfield’s wholly owned subsidiary CPS Acquisition Co., an Oregon corporation (“CPS”).
     Pursuant to an Agreement and Plan of Merger dated July 20, 2005, which had as its parties Microfield, CPS, CEI, and CEAC, Inc., an Oregon corporation and sole shareholder of CEI, Microfield assumed term debt of CEI and issued 2,000,000 shares of its common stock to CEAC. The value of the merger was determined based on a Microfield share price of $0.67, which was the closing price for Microfield’s common stock at the close of trading on July 20, 2005. The acquisition closing date was July 20, 2005.
     CEI, the surviving entity in the merger, will continue its historic business of wind farm construction and electrical maintenance and construction of substation distribution and transmission facilities across the United States. CEI also provides services to Bonneville Power Administration and other major utilities under long-standing contractual relationships. The assets of CEI were principally equipment and intangibles.
     The description of this transaction is qualified in its entirety by reference to the Agreement and Plan of Merger dated July 20, 2005, which is attached hereto as Exhibit 2.1.
     (b) Nature of Material Relationships.
     CEAC, Inc. was the sole shareholder of CEI. CEAC, Inc.  is a wholly owned subsidiary of Christenson Group LLC, an Oregon limited liability company. Christenson Group LLC is a significant shareholder of Microfield. JMW Group LLC, an Oregon limited liability company, owns a controlling interest in Christenson Group LLC. JMW Group LLC is the sole member of Aequitas Capital Management, Inc., an Oregon corporation (formerly JMW Capital Partners, Inc.). Aequitas Capital Management, Inc. is the Manager of JMW Group LLC and Christenson Group LLC.
     Robert J. Jesenik, a Microfield director, is the President of CEAC, Inc., the CEO of Aequitas Capital Management, Inc., and is a co-owner of JMW Group LLC.
     William C. McCormick, a Microfield director, also owns a minority interest in Christenson Group LLC. Both Mr. McCormick and Mr. Jesenik abstained from the vote to approve the merger.
FORM 8-K

ITEM 7.01. regulation fd disclosure.
     On July 20, 2005, Microfield issued a press release announcing its acquisition of CEI. A copy of the press release is attached hereto as Exhibit 99.1.
     The press release furnished as an exhibit to this Form 8-K shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended.
ITEM 9.01. financial statements and exhibits.
     (a) Financial Statements and Pro Forma Financial Information.
     The financial statements and pro forma financial information of Microfield will be filed with an amended Form 8-K as soon as they have been finalized.
     (b) Exhibits.
2.1 Agreement and Plan of Merger.
2.2 Articles of Merger.
99.1 Press Release dated July 20, 2005 announcing acquisition.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 26, 2005.
Microfield Group, Inc.

/s/ A. Mark Walter

A. Mark Walter, President
FORM 8-K